BlackRock Global Emerging Markets Fund, Inc.

     Supplement dated August 25, 2011 to the
Prospectus, dated February 28, 2011, as amended May 16, 2011

Effective with the open of business on August 25, 2011, the Fund's Prospectus is amended as set forth below:

The section entitled "Fund Overview—Key Facts About BlackRock Global Emerging Markets Fund, Inc.—Principal Investment Strategies of the Fund" is amended as follows:

The following is added to the first paragraph following the first sentence:

Equity securities consist primarily of common and preferred stocks and depositary receipts, and include securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock.

The following is added at the end of the second paragraph:

The Fund's exposure to certain markets may be effected through investments in participation notes or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of securities listed in such markets.

The section entitled "Fund Overview—Key Facts About BlackRock Global Emerging Markets Fund, Inc.—Principal Risks of Investing in the Fund—Derivatives Risk" is amended to add the following as a second paragraph:

Risks of Investing in Participation Notes—Investing in participation notes involves the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. However, the performance results of participation notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. In addition, the participation notes are subject to counterparty risk. Participation notes may be considered illiquid.

Shareholders should retain this Supplement for future reference.